UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2022 (September 15, 2022)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CĪON Investment Corporation (“CION”) reconvened its Annual Meeting of Shareholders (the “Annual Meeting”) on September 15, 2022. The Annual Meeting was initially called to order on July 28, 2022, and was adjourned until September 15, 2022 to permit additional time to solicit shareholder votes for the proposals.

As of May 31, 2022, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 56,958,440 shares of common stock were eligible to be voted, and 28,483,854 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which is described in detail in CION’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 1, 2022:

•	Proposal No. 1 – the election of three members of the board of directors of CION to serve until the 2025 annual meeting of shareholders or until their successors are duly elected and qualified; and

•	Proposal No. 2 – to authorize flexibility for CION, with the approval of CION’s board of directors, to offer and sell shares of common stock at a price below net asset value during the next 12 months following shareholder approval, subject to certain limitations described in the proxy statement (the “Share Issuance Proposal”).

The director nominees listed in CION’s 2022 proxy statement were elected by CION’s shareholders at the reconvened Annual Meeting.  The votes for, votes withheld and broker non-votes for the director nominees are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Edward J. Estrada	25,636,831	2,847,023	0
Peter I. Finlay	25,596,932	2,886,922	0
Earl V. Hedin	25,607,536	2,876,318	0

The Share Issuance Proposal was also approved by CION’s shareholders at the reconvened Annual Meeting. The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	20,326,615
Votes Against	6,004,744
Abstentions	2,152,495
Broker Non-Votes	0

Item 7.01. Regulation FD Disclosure.

On September 19, 2022, CION issued a press release announcing that its management will be presenting at the Sidoti Small-Cap Virtual Conference to be held on September 22, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” by CION for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	September 19, 2022	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated September 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).